Exhibit 13.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906 OF THE

SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of InterCure Ltd. (the “Company”) hereby certifies to such officer’s knowledge that:

(i) the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2024 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 30, 2025

/s/ Amos Cohen
Amos Cohen
Chief Financial Officer